UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-07959
                                                     ---------

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                             615 EAST MICHIGAN ST.
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: APRIL 30, 2004
                         --------------

Date of reporting period:  APRIL 30, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 NATIONAL ASSET
                                   MANAGEMENT
                                      CORE
                                  EQUITY FUND

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED
                                 APRIL 30, 2004

May, 2004

Dear Fellow Shareholder:

We are pleased to provide you with this shareholder update on the National Asset Management Core Equity Fund. The Fund's value increased by 1.42% over the six-month period ended April 30, 2004. The S&P 500 Index, which is the Fund's benchmark, gained 6.27% over the same period. These gains added to the Fund's advance of the prior six months. Accordingly, the Fund's twelve-month return showed a positive total return of 16.64%. The S&P 500 gained 22.81% over the same period.

Both the Fund and the S&P 500 produced strong absolute returns over the last year as the equity market rebounded from its three-year bear market. Despite the equity market's robust returns over the last year, the period was not a particularly accommodating market for the Fund's investment strategy as low quality issues significantly outperformed high quality issues. This phenomenon was a significant reason for the Fund's underperformance for the trailing six and twelve month periods as the Fund's investment strategy is biased toward high quality stocks with strong earnings growth and/or reasonable valuations. Stock selection within the financial sector, primarily the mortgage related holdings such as Fannie Mae and Radian Group, also contributed to the Fund's underperformance for the trailing six-month period. For the trailing twelve-month period, stock selection in the health care also detracted from returns. AmerisourceBergen and Wyeth, declined due to investors concerns over increasing competition. Johnson and Johnson and Medtronic suffered due to investor's preference for speculative high growth companies over consistent growth companies. These stocks were detractors to performance. On a positive note, the Fund's stock selection and overweight position in the industrials sector were positive contributors to performance over both the trailing six and twelve month periods. The Fund's significant overweighting of the sector aided performance as the earnings of the economically sensitive sector benefited from the recovery in the economy. The positive stock selection within the industrials sector was broad based, with nearly all Fund holdings in the sector aiding performance.

Looking ahead, we expect the economy to continue to improve in 2004 and believe the strongest earnings growth will be in those sectors most leveraged to a global economic recovery. Our positive fundamental outlook is confirmed by First Call estimates, which projects 14% earnings growth in the S&P 500 in 2004. Given the underlying strength within the economy, we continue to find the most attractive opportunities in the economically sensitive sectors.

Based on our confidence in the economic recovery and the earnings growth within the cyclical sectors, we have focused the Fund on companies that we believe will benefit most from a strong economy. Thus, the Fund is currently overweighted in the information technology, materials, industrials and financials sectors. The largest sector emphasis is in technology, which is approximately 25% of the Fund. The technology sector benefits from increased economic activity and is reporting strong earnings as business spending improves. The Fund's technology holdings are generally considered the market leaders in their respective industry segments and include Cisco Systems, Qualcomm, Jabil Circuit and Applied Materials. The materials sector comprises approximately 11% of the Fund, with a bias toward chemical companies such as Praxair, Air Products & Chemicals and Eastman Chemical. The Fund's industrials weighting is roughly 15% and emphasizes machinery companies in various industries such as Eaton, Deere & Co., Ingersoll-Rand and the Fund's most recent purchase Illinois Tool Works. Lastly, the Fund has approximately 22% of the portfolio in financial holdings, with a primary focus on companies that are poised to benefit from improving markets and M&A activity.

The Fund continues to have no exposure to the utilities and telecommunications sectors. This strategy is based on fundamental concerns, as we remain cautious toward the tumultuous regulatory environment within the sectors. In early 2004, the Fund also sold its lone energy holding, Exxon Mobil, based on valuation. Strong price performance coupled with an excellent quarterly earnings report created a good opportunity to sell the position. Our outlook for the large integrated oil companies has weakened based on the belief that commodity prices will eventually decline from these levels.

We continue to utilize our Core Multiple Attribute philosophy as the Fund's investment strategy. This philosophy stresses a blend of both growth and value stocks with a focus on high quality large and mid cap issues. We invest in three different types of stocks that possess attractive attributes relative to the S&P 500. These types of stocks and our definitions are:

o  Low price/earnings ratios - 20% below the market
o  High dividend yields - 20% above the market
o  Consistent, above-average growth rates - annual EPS growth of 10% or more.

Each type of stock has performed well over the long term and when combined together we believe they provide additional diversification that provides the potential to outperform in all market environments.

We believe the Fund remains an attractive long-term total investment. The Fund's current positioning is based on strategies designed to profit from the continued strength in the economic recovery. Thank you for your support and the trust you have expressed in us by investing in the Fund.

Sincerely,

INVESCO-NAM Equity Team

Opinions expressed are those of the INVESCO-NAM Equity Team and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Fund holdings and sector allocations are as of 4/30/04, are subject to change at any time and are not recommendations to buy or sell any security mentioned. The S&P 500 is an unmanaged index commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

The Price/Earnings ratio (P/E) is the most common measure of how expensive a stock is. The Earnings per Share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The information contained in this report is authorized for us when preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible

The Fund is distributed by Quasar Distributors, LLC 06/04.

                   NATIONAL ASSET MANAGEMENT CORE EQUITY FUND

          Comparison of the change in value of a hypothetical $10,000 investment in National Asset Management Core Equity Fund
                versus the S&P 500 Composite Stock Price Index.

                       National Asset Management         S&P 500 Composite
        Date               Core Equity Fund              Stock Price Index
        ----           -------------------------         -----------------
         6/2/99                 $10,000                       $10,000
        7/31/99                 $10,410                       $10,279
       10/31/99                 $10,720                       $10,577
      1/31/2000                 $10,915                       $10,853
      4/30/2000                 $11,426                       $11,337
      7/31/2000                 $11,266                       $11,199
     10/31/2000                 $11,746                       $11,220
      1/31/2001                 $11,416                       $10,754
      4/30/2001                 $10,497                        $9,866
      7/31/2001                 $10,174                        $9,594
     10/31/2001                  $8,881                        $8,425
      1/31/2002                  $9,848                        $9,017
      4/30/2002                  $9,208                        $8,619
      7/31/2002                  $7,858                        $7,327
     10/31/2002                  $7,371                        $7,152
      1/31/2003                  $7,039                        $6,941
      4/30/2003                  $7,527                        $7,472
      7/31/2003                  $8,157                        $8,107
     10/31/2003                  $8,656                        $8,639
      1/31/2004                  $9,157                        $9,341
      4/30/2004                  $8,779                        $9,181

                                                                 Since Inception
                                               1-year   3-year      (6/2/99)
                                               ------   ------   ---------------
National Asset Management Core Equity Fund     16.64%   -5.78%       -2.61%
S&P 500 Composite Stock Price Index            22.81%   -2.45%       -1.72%

The Fund commenced operations on June 2, 1999.

Performance data quoted represents past performance and is no guarantee of future results. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. Current performance of the fund may be lower or higher than performance quoted. Performance current to the most recent month end may be obtained by calling 1-866-205-0527.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of Fund shares.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

SCHEDULE OF INVESTMENTS AT APRIL 30, 2004

  Shares    COMMON STOCKS:  99.57%                                Market Value
  ------    ----------------------                                ------------

            ALUMINUM:  1.32%
   5,070    Alcoa, Inc.                                            $   155,903
                                                                   -----------

            BASIC INDUSTRY:  5.74%
   3,430    Air Products and Chemicals, Inc.                           170,848
   1,944    Emerson Electric Co.                                       117,068
   6,800    Praxair, Inc.                                              248,540
   2,360    Weyerhaeuser Co.                                           139,712
                                                                   -----------
                                                                       676,168
                                                                   -----------

            BANKS:  6.35%
   8,606    Citigroup, Inc.                                            413,862
   3,570    State Street Corp.                                         174,216
   5,520    The Bank of New York Co., Inc.                             160,853
                                                                   -----------
                                                                       748,931
                                                                   -----------

            BIOTECHNOLOGY:  1.09%
   2,290    Amgen*<F1>                                                 128,858
                                                                   -----------

            CAPITAL GOODS:  10.27%
   2,150    Deere & Co.                                                146,286
  10,137    General Electric Co.                                       303,603
   5,860    Honeywell International, Inc.                              202,639
   4,580    Ingersoll-Rand Co. - Class A#<F2>                          295,639
     850    Masco Corp.                                                 23,808
   2,780    United Technologies Corp.                                  239,803
                                                                   -----------
                                                                     1,211,778
                                                                   -----------

            CHEMICALS - DIVERSIFIED:  3.56%
   3,400    Eastman Chemical Co.                                       144,738
   3,570    E.I. Du Pont de Nemours and Co.                            153,331
   2,050    PPG Industries, Inc.                                       121,586
                                                                   -----------
                                                                       419,655
                                                                   -----------

            CONSUMER CYCLICAL:  7.64%
   3,370    Bed Bath & Beyond, Inc. *<F1>                              125,094
   4,960    Lowes Companies                                            258,218
   5,620    Target Corp.                                               243,739
   4,506    The Home Depot, Inc.                                       158,566
   2,012    Wal-Mart Stores, Inc.                                      114,684
                                                                   -----------
                                                                       900,301
                                                                   -----------

            CONSUMER STAPLES:  5.60%
   3,610    PepsiCo, Inc.                                              196,709
   1,840    The Procter & Gamble Co.                                   194,580
   7,810    Walgreen Co.                                               269,289
                                                                   -----------
                                                                       660,578
                                                                   -----------

            DIVERSIFIED MANUFACTURING: 3.55%
   4,930    Eaton Corp.                                                292,743
   1,460    Illinois Tool Works                                        125,867
                                                                   -----------
                                                                       418,610
                                                                   -----------

            E-COMMERCE: 1.39%
   2,050    eBay, Inc.*<F1>                                            163,631
                                                                   -----------

            FINANCE: 16.10%
   5,381    Fannie Mae                                                 369,782
   2,780    Freddie Mac                                                162,352
   7,670    MBNA Corp.                                                 186,995
   5,547    Morgan Stanley                                             285,060
   5,028    Radian Group, Inc.                                         233,852
   2,780    The Allstate Corp.                                         127,602
   3,230    The Goldman Sachs Group, Inc.                              312,503
   5,100    The PMI Group, Inc.                                        219,453
                                                                   -----------
                                                                     1,897,599
                                                                   -----------

            HEALTHCARE:  8.96%
   6,695    Johnson & Johnson                                          361,731
   3,680    Medtronic, Inc.                                            185,693
  14,230    Pfizer, Inc.                                               508,865
                                                                   -----------
                                                                     1,056,289
                                                                   -----------

            MULTIMEDIA:  1.25%
   3,820    Viacom, Inc.                                               147,643
                                                                   -----------

            PAPER & RELATED PRODUCTS:  1.65%
   4,820    International Paper Co.                                    194,342
                                                                   -----------

            SEMICONDUCTOR & RELATED:  1.31%
   8,470    Applied Materials, Inc.*<F1>                               154,408
                                                                   -----------

            SOFTWARE:  1.29%
   3,370    Symantec Corp.*<F1>                                        151,819
                                                                   -----------

            TECHNOLOGY:  21.41%
   6,730    Altera Corp.*<F1>                                          134,667
  17,632    Cisco Systems, Inc.*<F1>                                   367,980
   7,110    Dell Computer Corp.*<F1>                                   246,788
   4,930    EMC Corp.*<F1>                                              55,019
  11,238    Intel Corp.                                                289,154
   1,770    International Business Machines                            156,061
   7,390    Jabil Circuit, Inc.*<F1>                                   195,022
   4,510    Linear Technology Corp.                                    160,691
   2,150    Maxim Integrated Products, Inc.                             98,879
  14,230    Microsoft Corp.                                            369,553
  11,450    Oracle Corp.*<F1>                                          128,469
   1,940    QUALCOMM, Inc.                                             121,172
   8,020    Texas Instruments Inc.                                     201,302
                                                                   -----------
                                                                     2,524,757
                                                                   -----------

            TECHNOLOGY - DATA PROCESSING:  1.09%
   2,820    First Data                                                 128,000
                                                                   -----------
            Total Common Stocks (Cost $11,264,093)                  11,739,270
            Other Assets in
              Excess of Liabilities: 0.43%                              50,390
                                                                   -----------
            Net Assets: 100.00%                                    $11,789,660
                                                                   -----------
                                                                   -----------

*<F1>  Non-income producing security.
#<F2>  U.S. Security of foreign issuer.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2004

ASSETS
   Investments in securities, at value
     (identified cost $11,264,093)                                 $11,739,270
   Receivables
       Securities Sold                                                 678,790
       Dividends                                                        13,513
       Interest                                                             21
   Due from Advisor                                                      7,587
   Prepaid expenses                                                        775
                                                                   -----------
           Total assets                                             12,439,956
                                                                   -----------

LIABILITIES
   Cash overdraft                                                      613,418
   Payables
       Due to Custodian                                                  7,235
       Due to Transfer Agent                                             4,611
       Due to Fund Accounting                                            4,554
       Due to Administrator                                              2,466
   Accrued expenses                                                     18,012
                                                                   -----------
           Total liabilities                                           650,296
                                                                   -----------

NET ASSETS                                                         $11,789,660
                                                                   -----------
                                                                   -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  [$11,789,660/1,373,250 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $8.59
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $18,216,533
   Undistributed net investment income                                  82,815
   Accumulated net realized loss on investments                     (6,984,865)
   Net unrealized appreciation on investments                          475,177
                                                                   -----------
           Net assets                                              $11,789,660
                                                                   -----------
                                                                   -----------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 2004

INVESTMENT INCOME
   Income
       Dividend                                                     $  232,943
       Interest                                                            494
                                                                    ----------
           Total income                                                233,437
                                                                    ----------
   Expenses
       Advisory fees (Note 3)                                           79,275
       Administration fee (Note 3)                                      32,527
       Fund accounting fees                                             22,362
       Professional fees                                                25,331
       Custodian fees                                                   22,664
       Transfer agent fees                                              17,163
       Reports to shareholders                                           7,521
       Trustees' fees                                                    6,518
       Registration fees                                                 6,032
       Miscellaneous                                                     3,510
       Insurance fees                                                    1,341
                                                                    ----------
           Total expenses                                              224,244
           Less, advisory fee waiver (Note 3)                          (73,622)
                                                                    ----------
           Net expenses                                                150,622
                                                                    ----------
               Net investment income                                    82,815
                                                                    ----------

REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
   Net realized loss from security transactions                       (548,672)
   Net change in unrealized appreciation on investments              3,259,730
                                                                    ----------
       Net realized and unrealized gain on investments               2,711,058
                                                                    ----------
           NET INCREASE IN NET ASSETS
             RESULTING FROM OPERATIONS                              $2,793,873
                                                                    ----------
                                                                    ----------

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            Year Ended          Year Ended
                                                          April 30, 2004      April 30, 2003
                                                          --------------      --------------
INCREASE/(DECREASE) IN
  NET ASSETS FROM
  OPERATIONS:
   Net investment income                                   $    82,815         $    79,473
   Net realized loss on security transactions                 (548,672)         (5,368,001)
   Net change in unrealized
     appreciation on investments                             3,259,730             773,520
                                                           -----------         -----------
       NET INCREASE/(DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                           2,793,873          (4,515,008)
                                                           -----------         -----------
DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS
   Net investment income                                       (79,467)            (34,779)
   Net realized gain on security transactions                       --                  --
                                                           -----------         -----------
                                                               (79,467)            (34,779)
                                                           -----------         -----------
TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net decrease in net assets derived from
     net change in outstanding shares (a)<F3>               (7,266,982)         (2,901,801)
                                                           -----------         -----------
       TOTAL DECREASE IN NET ASSETS                         (4,552,576)         (7,451,588)
NET ASSETS
Beginning of year                                           16,342,236          23,793,824
                                                           -----------         -----------
END OF YEAR                                                $11,789,660         $16,342,236
                                                           -----------         -----------
                                                           -----------         -----------
Undistributed net investment income                        $    82,815         $    79,467
                                                           -----------         -----------
                                                           -----------         -----------

(a)<F3>  A summary of shares transactions is as follows:

                                Year Ended                  Year Ended
                              April 30, 2004              April 30, 2003
                           -------------------         --------------------
                           Shares        Value         Shares         Value
                           ------        -----         ------         -----
Shares sold                81,600      $   670,216     256,382     $ 1,977,605
Shares issued in
  reinvestment of
  distributions             6,801           60,323       4,018          28,450
Shares redeemed          (923,789)      (7,997,521)   (674,920)     (4,907,856)
                         --------      -----------    --------     -----------
Net decrease             (835,388)     $(7,266,982)   (414,520)    $(2,901,801)
                         --------      -----------    --------     -----------
                         --------      -----------    --------     -----------

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                June 2, 1999*<F4>
                                                                   Year Ended April 30,                             through
                                                     2004           2003           2002           2001           April 30, 2000
                                                     ----           ----           ----           ----           --------------
Net asset value,
  beginning of period                                $7.40          $9.07         $10.39         $11.42              $10.00
                                                     -----          -----         ------         ------              ------
Income from
  investment operations:
   Net investment income                              0.06           0.03           0.01           0.01                0.01
   Net realized and
     unrealized gain/(loss)
     on investments                                   1.17          (1.69)         (1.28)         (0.92)               1.42
                                                     -----          -----         ------         ------              ------
Total from
  investment operations                               1.23          (1.66)         (1.27)         (0.91)               1.43
                                                     -----          -----         ------         ------              ------
Less distributions:
   From net
     investment income                               (0.04)         (0.01)         (0.01)         (0.01)              (0.01)
   From net
     realized gains                                     --             --          (0.04)         (0.11)                 --
                                                     -----          -----         ------         ------              ------
                                                     (0.04)         (0.01)         (0.05)         (0.12)              (0.01)
                                                     -----          -----         ------         ------              ------
Net asset value,
  end of period                                      $8.59          $7.40         $ 9.07         $10.39              $11.42
                                                     -----          -----         ------         ------              ------
                                                     -----          -----         ------         ------              ------
Total return                                         16.64%        (18.26%)       (12.28%)        (8.13%)             14.26%++<F6>

Ratios/supplemental data:
Net assets,
  end of period (000)                              $11,790        $16,342        $23,794        $24,451             $10,606
Ratio of expenses to
  average net assets:
   Before expense
     reimbursement                                    1.42%          1.24%          1.13%          1.27%               5.47%+<F5>
   After expense
     reimbursement                                    0.95%          0.95%          0.95%          0.95%               0.95%+<F5>
Ratio of net investment income
  to average net assets:
   After expense
     reimbursement                                    0.52%          0.41%          0.14%          0.12%               0.14%+<F5>
Portfolio turnover rate                              38.62%         30.37%         29.99%         21.88%              20.80%++<F6>

 *<F4>  Commencement of operations.
 +<F5>  Annualized.
++<F6>  Not Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT APRIL 30, 2004

NOTE 1 - ORGANIZATION

   The National Asset Management Core Equity Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Fund is a diversified fund, which began operations on June 2, 1999. The investment objective of the Fund is to earn a high total return consisting of capital appreciation and current income by investing in common stocks of large and middle capitalization U.S. companies.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

   A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

      U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60-day period that amortized cost does not represent fair value.

   B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

   C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

   D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER
         TRANSACTIONS WITH AFFILIATES

   For the year ended April 30, 2004, INVESCO - National Asset Management Corporation (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.50% based upon the average daily net assets of the Fund. For the year ended, April 30, 2004, the Fund incurred $79,275 in advisory fees.

   The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 0.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended April 30, 2004, the Advisor reduced its fees and absorbed Fund expenses in the amount of $73,622; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $331,135 at April 30, 2004. Cumulative expenses subject to recapture expire as follows:

                Year             Amount
                ----             ------
                2005            $157,391
                2006            $100,122
                2007            $ 73,622

   U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                             Fee rate
----------------                             --------
Less than $15 million                        $30,000
$15 million to less than $50 million         0.20% of average daily net assets
$50 million to less than $100 million        0.15% of average daily net assets
$100 million to less than $150 million       0.10% of average daily net assets
More than $150 million                       0.05% of average daily net assets

   For the year ended April 30, 2004, the Fund incurred $32,527 in administration fees.

   Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator. For the fiscal years ended April 30, 2004 the Distributor did not receive any sales commission from the Funds.

   Certain officers of the Fund are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

   For the year ended, April 30, 2004, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,957,597 and $12,964,456, respectively.

NOTE 5 - INCOME TAXES

   Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

   As of April 30, 2004, the components of net assets on a tax basis were as follows:

     Cost of investments                                   $11,429,769
     Gross tax unrealized appreciation                     $ 1,202,070
     Gross tax unrealized depreciation                        (892,569)
                                                           -----------
     Net tax unrealized appreciation                       $   309,501
                                                           -----------
                                                           -----------
     Cumulative tax cost adjustments                       $   165,676
                                                           -----------
     Capital loss carryforwards:
     Expiring in 2010                                      $  (312,802)
     Expiring in 2011                                       (2,881,258)
     Expiring in 2012                                       (3,625,129)
                                                           -----------
                                                           $(6,819,189)
                                                           -----------
                                                           -----------
     Undistributed ordinary income                         $    82,815
                                                           -----------
                                                           -----------

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. As of April 30, 2004, the Fund had no post-October losses.

   The tax composition of dividends during the year ended April 30, 2004 and the year ended April 30, 2003, was as follows:

                                       April 30, 2004          April 30, 2003
                                       --------------          --------------
   Ordinary income                         $79,467                $34,779
   Long term capital gains                      --                     --

NOTE 6 - CHANGE OF AUDITORS

   On June 13, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent accountants for the National Asset Management Core Equity Fund (the "Fund"), a series of Advisors Series Trust (the "Company"). On June 13, 2003, the Company retained Tait Weller & Baker CPA's, LLP ("Tait") as the independent accountants for the Funds. The retention of Tait as the independent accountants of the Fund has been approved by the Company's Audit Committee and Board of Trustees.

   The reports of PwC on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

   In connection with its audits for the two most recent fiscal years and through June 13, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees and Shareholders of Advisors Series Trust
Milwaukee, Wisconsin

We have audited the accompanying statement of assets and liabilities of National Asset Management Core Equity Fund, a series of Advisors Series Trust, including the schedule of investments, as of April 30, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 2003 and the financial highlights for each of the three years in the period ended April 30, 2003 and the period June 2, 1999 through April 30, 2000 were audited by other auditors, whose report dated June 6, 2003 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of National Asset Management Core Equity Fund as of April 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 9, 2004

NOTICE TO SHAREHOLDERS APRIL 30, 2004 (UNAUDITED)

How To Obtain A Copy Of The Funds' Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0527 or on the U.S. Securities and Exchange Commission's website at sec.gov.

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE                                                                                         NUMBER OF
ADDRESS                                                                           TRUSTEE      FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS                                    OF FUND          OVERSEEN
AND OTHER DIRECTORSHIPS                                                            SINCE          BY TRUSTEE
----------------------------------------------                                    -------      ----------------
Walter E. Auch, Born 1921                                                           1997              16
2020 E. Financial Way
Glendora, CA  91741
Management Consultant.
Other Directorships: Nicholas-Applegate Funds, Citigroup, Legend Properties,
Pimco Advisors, LLP and  Senele Group

James Clayburn LaForce, Born 1927                                                   2002              16
2020 E. Financial Way
Glendora, CA  91741
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The Metzler/Payden
Investment Group, PIC Investment Trust, PIC Small Cap Portfolio, PIC Balanced
Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio, Black Rock Funds,
Jacobs Engineering, Arena Pharmaceuticals, Cancervax

Donald E. O'Connor, Born 1936                                                       1997              16
2020 E. Financial Way
Glendora, CA  91741
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                         2002              16
2020 E. Financial Way
Glendora, CA  91741
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Other Directorships: E*Trade Funds

George T. Wofford III, Born 1939                                                    1997              16
2020 E. Financial Way
Glendora, CA  91741
Senior Vice President, Information Services, Federal Home Loan Bank of
San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957                                                          1997              16
2020 E. Financial Way
Glendora, CA 91741
Trustee and President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration, LLC
("ICA") (The Fund's former administrator).
Other Directorships: None

Chad E. Fickett, Born 1973                                                          2002              16
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Compliance Administrator, U.S. Bancorp Fund Services, LLC
(since July 2000).
Directorships: None

Douglas G. Hess, Born 1967                                                          2002              16
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp
Fund Services, LLC (since March 1997).
Directorships: None

                                    ADVISOR
                      INVESCO - National Asset Management
                       400 West Market Street, Suite 2500
                              Louisville, KY 40202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202
                                 1-866-205-0527

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                            Philadelphia, PA  19103

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-866-205-0527.

Past performance results shown in this report should not be considered a representation of future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                                     FYE  4/30/04        FYE  4/30/03
                                     ------------        ------------
          Audit Fees                      $13,000             $17,500
          Audit-Related Fees              N/A                 N/A
          Tax Fees                        $2,000              $1,250
          All Other Fees                  N/A                 N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

       Non-Audit Related Fees             FYE 4/30/2004    FYE 4/30/2003
       ----------------------             -------------    -------------
       Registrant                              N/A              N/A
       Registrant's Investment Adviser         N/A              N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board of Trustees.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls or in other factors that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   ---------------------

     By (Signature and Title) /s/ Eric M. Banhazl
                              --------------------------
                              Eric M. Banhazl, President

     Date   7/2/04
          ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F7>  /s/ Eric M. Banhazl
                                    --------------------------
                                    Eric M. Banhazl, President

     Date   7/2/04
          ----------

     By (Signature and Title)*<F7> /s/ Douglas G. Hess
                                   --------------------------
                                   Douglas G. Hess, Treasurer

     Date   7/2/04
          ----------

*<F7> Print the name and title of each signing officer under his or her signature.